UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 2, 2017

NIC Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26621 (Commission File Number)	52-2077581 (I.R.S. Employer Identification No.)

25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061
(Address of principal executive office)(Zip Code)

(877) 234-3468
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As reported below, at the 2017 Annual Meeting of Stockholders of NIC Inc. (the “Company”) held on May 2, 2017, Company stockholders approved the Company’s Amended Executive Incentive Plan (the “Plan”).  The Plan is designed to provide a framework for granting performance-based compensation under the Company's current and future compensation programs which is deductible from the Company's income taxes under Section 162(m) of the Internal Revenue Code of 1986, as amended.

A summary of the Plan is included in Proposal No. 4 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 17, 2017, and the full text of the Plan is included in Appendix A of such proxy statement.  A copy of the Plan is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

(a - b) At the 2017 Annual Meeting of Stockholders of NIC Inc. held on May 2, 2017, stockholders of the Company voted on five proposals and cast their votes as described below.  The proposals are described in the Company’s definitive proxy statement filed with the SEC on March 17, 2017.

Proposal 1

The following directors were elected to serve until the 2018 Annual Meeting of Stockholders and until their successors are elected and qualified, as set forth below:

Name	For	Withheld	Broker Non-Votes
Harry H. Herington	55,016,731	595,273	6,746,786
Art N. Burtscher	54,085,296	1,526,708	6,746,786
Venmal (Raji) Arasu	55,395,884	216,120	6,746,786
Karen S. Evans	54,875,526	736,478	6,746,786
Ross C. Hartley	55,047,844	564,160	6,746,786
C. Brad Henry	55,396,570	215,434	6,746,786
Alexander C. Kemper	53,317,805	2,294,199	6,746,786
William M. Lyons	54,871,858	740,146	6,746,786
Pete Wilson	54,742,813	869,191	6,746,786

Proposal 2

Company stockholders approved on an advisory basis the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for the 2017 Annual Meeting of Stockholders, as set forth below:

For	Against	Abstentions	Broker Non-Votes
54,582,574	1,001,548	27,882	6,746,786

Proposal 3

Company stockholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on executive compensation as set forth below:
1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
44,946,364	89,363	10,562,527	13,750	6,746,786

Proposal 4

Company stockholders approved the Company’s Amended Executive Incentive Plan as set forth in the Company’s proxy statement for the 2017 Annual Meeting of Stockholders, as set forth below:

For	Against	Abstentions	Broker Non-Votes
54,820,229	757,472	34,303	6,746,786

Proposal 5

Company stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017, as set forth below:

For	Against	Abstentions	Broker Non-Votes
58,451,813	3,888,024	18,953	0

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	NIC Inc. Executive Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC INC.

By:	/s/ Stephen M. Kovzan
Stephen M. Kovzan Chief Financial Officer

Date:  May 4, 2017

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	NIC Inc. Executive Incentive Plan